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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8 K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
(“Exchange Act”)

Date of Report: March 3, 2014

GREENGOLD RAY ENERGIES, INC.
(Exact Name of Issuer as specified in its charter)

TENNESSEE (State of Jurisdiction)	000 -14881 (Commission File No.)	1-751833498 (USA Federal Tax ID)

PRINCIPAL OFFICE ADDRESS	CONTACT INFORMATION
1661 International Place Dr. Suite # 400 PMB 9323 Colonnade Bldg. Memphis, TN 38120 U.S.A.	Tel: (888) 352-4988 Fax: (888) 924-0718 Email: ExecutiveBOD@GreenGoldRay.com URL: www.GreenGoldRay.com

FORMER NAME(S) ADDRESS(ES)
GreenGold Ray Energies, Inc., Texas Corporation
(Final Voluntary Dissolution Effective Date Jan 23, 2014)
Resident Agent: 408 West 17th St. Ste. No. 101, Austin, TX 78701 (Jan. 16, 2014)
Waste Recovery, Inc., Texas Corporation (Aug. 4, 1982 to April 15, 2008)
309 South Pearl Expressway, Dallas, Texas 75201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. Below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a under the Exchange Act (17 CFR 240.14a)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A.	Rule as to Use of Form 8-K

           1.Form 8-K shall be used for current reports under Section 13 or 15(D) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports for  nonpublic information required to be disclosed by Regulations FD (17 CFR  243.100 and 243.101).

          2.Form 8-K may be used by registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12(b) or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials Pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than Rule 425( c ) requirement to include certain specified information in any prospectus filed pursuant to such rules. Such filing is also deemed to be filed pursuant to any rules for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12(b) or Rule 14d-2(b) if the communications is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note Tule 425, Rule 14a-2(b) and Instructions 2 to Rule 14d-2(b)(2).

SEC 873(01-12)
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I. BRIEF ISSUER’S INFORMATION
The Name of the Corporation	GREENGOLD RAY ENERGIES, INC.
The Primary SIC CODE	1311 Oil Biodiesel / Biofuels & Alternative Energies 1382 Oil and Gas Exploration Services
The Secondary SIC CODE	1040 Gold, Silver and Metal Ores 1041 Gold, Silver & other Precious Metals Explorations
The Control Filing number issued to the corporation	741122 Tennessee Secretary of State
The CUSIP # issued to the corporation:	CUSIP # 395257 108 & CUSIP # 395257 207
The Stock Symbol to Common Stock CUSIP No. 395257 108	GRYE
The Telephone No.:	(888) 352.4988
The Fax No.:	(888) 924.0718
The Contact Email:	ExecutiveBOD@GreenGoldRay.com
The Company’s Website	http://www.GreenGoldRay.com

II. REORGANIZATION & BRIEF HISTORICAL SUMMARY
     April 8, 2008
•
       GREENGOLD Ray Energies, Texas Corporation’s original and former company name was  “Waste Recovery, Inc.”; was established since August 4, 1982; its former management entered into a Memorandum of Agreement, merged and acquired 100% of Jatropha feedstock, biofuel and alternative energy business enterprise of BCHI Philippines and its Nominees; in exchange for 9,500,000 super voting series “C” preferred stocks and 1.0 Billion Preferred Series “A” stocks issued to BCHI Philippines and its Nominees, thus giving BCHI Philippines 100% control over Waste Recovery, Inc.  Both mutually agreed to the following provisions:

i.	Waste Recovery, Inc. (CUSIP# 940902 109; Stock Symbol: WRII) was merged, changed business purpose and gave 100% control of the company “Waste Recovery, Inc.” to BCHI Philippines and its Nominees;
ii.	Changed business purpose to alternative bio-green energy productions of biofuels; jatropha oil biodiesel and its by-products biomass & biogas;
iii.	Changed name to GreenGold Ray Energies, Inc. reflecting the true business purpose;
iv.	Assigned CUSIP # 395257 108 / ISIN # 395257 108 7 with its assigned Stock
                                                Symbol: GRYE on the effective date of April 15, 2008;

      Dec. 17, 2013
•
       GREENGOLD Ray Energies, Inc. re-organized and re-domiciled to the new and surviving Tennessee Corporation on Dec. 17, 2013. Its predecessor Waste Recovery, Inc. was once a piggy back qualified and fully SEC Reporting company incorporated and duly organized since August 4, 1982 under the Jurisdiction of the State of Texas.

a.
  From April 15, 2008 to present, GREENGOLD Ray Energies continued to explore, expand and operate its business enterprises: the Primary Business GREEN Industry - alternative bio-green jatropha oil biofuel productions. The Company is in the cultivation and propagations of jatropha plants that produces alternative bio green oil commodity, then were processed to be refined to high quality jatropha oil biodiesel; which were further used to powering aviation, transportation, motor transport fleet operations and the productions of alternative forms of electric power generations, fertilizer and rich animal protein meal. The Secondary Business GOLD Industry – it is the exploration, mining, refining and production of gold, silver, platinum, diamond and other precious metals.

III. REORGANIZATION & RECAPITALIZATION CORPORATE ACTIONS

    December 17, 2013:
•
Changed domicile: chartered to the new and surviving jurisdiction of the State of Tennessee; assigned the new CUSIP # 395257 207 and ISIN # 395257 207 7 for the Company’s Corporate Actions: Re-Organization, Re-Capitalization and Restructuring.

•	Cancellation of the Texas Corporation’s CUSIP # 395257 108 / ISIN # 395257 108 7 after the completion of the 175:1 Reverse Split of the common stocks, the effective date is to be set by FINRA.

     January 23, 2014:
•	Voluntary Dissolution and termination of the Texas domicile and jurisdiction.

     February 18, 2014 was the Company’s Effective Date or to be Set by FINRA:
             The Corporate actions included the Conversion of Preferred Series “A” and “B” to Common Stocks bearing the CUSIP No. 395257 108 and the 175:1 Reverse Split Common Stocks bearing the CUSIP No. 395257 108:
             The Corporate Actions passed on December 7, 2013 by the members of the Board of Directors with a unanimous 2/3 votes from the majority controlling shareholders of GreenGold Ray Energies Inc. was to re-organize and to re-structure the company’s equity capital in order to reduce the issued and outstanding common shares and its authorized common stocks (CUSIP No. 395257 108), were of paramount importance to benefit all the shareholders’ investments in GREENGOLD, stated as follows:
•
The Conversion of all the issued and outstanding Preferred Series “A” to common at a ratio of 1 for 10 common stocks and Preferred Series “B” to common at a ratio of 1 for 3 common stocks (CUSIP No. 395257 108); Thereafter, the complete deletion of any series preferred authorized stocks convertible to common in the books and records of the Company, in compliance and pursuant to the Tennessee Business Corporate Acts and of the Company’s ByLaws of the Tennessee chartered GREENGOLD Ray Energies corporation;

•
Thereafter, A 175:1 Reverse Split:  Reverse Split of 175 for 1 ratio that for every one hundred seventy-five 175) Pre-Split common shares of GreenGold Ray Energies Inc. (CUSIP # 395257 108) will receive one (1) Post-Split common shares (CUSIP # 395257 207) in exchange thereof, on the record date of November 30, 2013. The Company’s effective date was February 18, 2014 or the Final Effective date of the 175:1 reverse split was to be set by FINRA.

IV. ACQUISITION & DISPOSITION OF ASSETS
•	Acquisition of 40% Mining Interest: enhanced and added value for the Company’s shareholders’ securities equity capital and investment value in GreenGold Ray Energies:
1.
On March 13, 2013 - 40% Interest of the Philippines’ gold and other minerals mining company of AU Marcge Minerals AG. NOTE: The Provisions of the 40% gold mining interests acquisition on the Record Date of December 31, 2013, GreenGold Ray Energies was to exchange and convert all the common stocks held by the shareholders’ of AU Marcge Minerals AG into the common stocks of  GreenGold Ray Energies at a Ratio of 25:1 Common stocks with a 365 days holding restriction.

          This meant that for every one (1) Common share of GreenGold Ray Energies (CUSIP # 395257 207) was to be issued and exchanged for every twenty-five (25) Common shares of AU Marcge Minerals AG. The distribution date was set to begin on February 28, 2014. This was a Mandatory Conversion-Exchange Corporate Actions, that all the common stocks held by the shareholders of AU Marcge Minerals AG were being converted to and exchanged with the (post-split) common stocks of GreenGold Ray Energies Inc. (CUSIP No. 395257 207).
2.	On Oct. 7, 2013 - 40% Interest of Zimbabwe’s GRESFA’s Green Biofuel Industry & its gold, silver, diamond, platinum mining and explorations and Gold production industry.
•	Acquisition of 6.074 acres of agricultural farm land in the Big Island of Hawai’i on Aug. 19, 2013.

V. ISSUER’S BUSINESS AND OPERATIONS

GREEN INDUSTRY - THE PRIMARY BUSINESS
b.
GREENGOLD Is FUELING THE FUTURE! GREENGOLD is powering aviation, transportation, motor transport fleet operations and the production of alternative forms of electric power generations, fertilizer and rich animal protein meal.

•
GreenGold Ray Energies, Inc. (GREENGOLD) is a fast growing multinational alternative biofuel energy company searching for more opportunities to explore, develop, cultivate, grow, produce, market, and utilize other sources of alternative green energy in the production of the most sought oil commodities called the JATROPHA OIL biodiesel. GREENGOLD's primary business is in the alternative renewable bio-green energy and jatropha oil biofuel productions. The Company, as an alternative energy industry, uses jatropha seeds to produce high quality biofuel jatropha oil and its by-products: biomass and biogas.

•
GREENGOLD Ray Energies’ humble beginning started in Mindanao Island, Philippines with the mission and vision of working with the Tribal Indigenous Groups of People, helping in alleviating poverty, by providing livelihood utilizing the use of their vast ancestral idle agricultural lands in the cultivation and propagations of Jatropha curcas plants.

•
GREENGOLD started the cultivation of several JATROPHA farmlands in the Philippines; solidified its position through a highly successful land acquisition program through working alliances, joint venture partnership with landowners, farmers and growers, to cultivate the Jatropha curcas plants. GREENGOLD signed up with working relationships, collaborations and alliance agreements with claimants and owners of vast ancestral land of the Indigenous Groups of Tribal People in the Philippines.

•           GREENGOLD expanded in the U.S.A. with the initial development of its "U.S.A. Jatropha Plantations and Nursery Farm" in the Island of Hawai’i on an approximately 6.074+ acres of agricultural land. The estimated combined total farmland for jatropha cultivation is app. 2,000+ hectares in the USA, Philippines and Zimbabwe. The Company's goal is to increase its jatropha plantations to over 100,000+ acres or approximately 45,000+ hectares of farm land thereafter.
•
JATROPHA plants are the Seeds of Hope! These are plants that can remove harmful CO2 emissions from the atmosphere and good for the environment as a form of re-forestation. Jatrophas are very cost effective. The Jatropha plants produce about 40% of the golden yellow effervescence that are processed and refined into high quality biofuel jatropha oil biodiesel feedstock. Jatropha curcas seeds grow practically almost anywhere, even on gravelly, sandy and saline soils and can grow on tap soil where food crops cannot. Jatropha plants once were wild growing and medicinal plants, have become the world's potential sustainable alternative renewable green energy biofuel source. Thus, GREENGOLD is exempt from the “food to fuel controversies”!

•
JATROPHA Oil Biodiesel are used in a standard diesel car, airplanes, etc., while its residues or by-products: biomass are capable of producing an alternative form of powering electricity and the biogas are used as another source of fertilizer; to be produced further to rich animal protein meal.

•
GREENGOLD offers biofuels with the same performance as that of conventional diesel, at competitive price and ecologically safe. Our markets expand rapidly all over the world due to the growing ecological concerns and limited energy oil supply. Our target customers’ goal expands worldwide to all the 7 continents of the world.

•
GREENGOLD’s expansion in the U.S.A. and in Zimbabwe in the continent of Africa enables the Company to support the increasing demand for Jatropha Oil biofuel and feedstock by the cultivation and propagations of more jatropha curcas, developing more jatropha plantations starting in the vast idle agricultural lands in the States of Hawai’i and Tennessee, U.S.A. and in Bulawayo, Zimbabwe.

•
GREENGOLD received its 5 years USDA-APHIS-PPQ Import Permit (expiring on August 16, 2018) enabling the Company to import jatropha seeds and other agricultural generating plants and crops that are other source in the production of alternative biofuel, coming from the Philippines, India and/or Africa.

•
GREENGOLD’s goal is to have at least a minimum of 24,000 to 100,000 acres or more of jatropha plantations by the end of 2015 and the following years thereafter. The company’s objective is to have ample supplies of jatropha feedstock to produce alternative Jatropha Oil biofuel to last up to 35 years or more.

GOLD INDUSTRY THE SECONDARY BUSINESS
•
GREENGOLD’s Secondary Business asset - the most sought commodities "GOLD" as well as the mining of other precious metals and minerals can augment the increase of the securities equity asset value for all of GREENGOLD’s existing and future Shareholders. In 2013, the Philippines in the continent of Asia and Zimbabwe in the continent of Africa were ranked the No.1 and No. 2 Countries in the world, respectively, rich in gold, silver, platinum, diamond and other minerals reserves. GREENGOLD acquired control of the 40% Interests of AU Marcge Minerals AG {AUMinerals} of the Philippines and GRESFA, Inc. of Zimbabwe.

VI. MISSION & VISION

•
GREENGOLD’s Vision is to be recognized as one of the leaders in the alternative bio-green energy biofuel oil industry, helping the world achieve energy self-sufficiency and sustainability through the exploration, cultivation, propagation and production of natural indigenous energy resources.

•
GREENGOLD’s Mission is to develop more jatropha farms or plantations as jatropha biofuel feedstock in the U.S.A. Africa and the Philippines that can be integrated with other crops such as sugarcane, coconut, sweet Sorghum among others.

•
GREENGOLD’s Objective is to become one of the pioneering industries in the alternative bio-green  energy oil production and focused to become one of the JATROPHA Feedstock Growers and Producers of the JATROPHA Oil Biofuel.

•
GREENGOLD’s primary business Goal is to become one of the leading GREEN Energy “Jatropha Feedstocks producers”; the feedstock are manufactured into producing alternative form of biofuel called the “jatropha oil biodiesel fuel”. These alternative oil commodities will be sold and distributed worldwide, in order to comply with the worlds’ increased demands of other forms of alternative bio-green biofuel oil products.

•
GREENGOLD is Committed to the implementation of sustainable green energy technologies plus the production of gold, silver, platinum, diamond and all other precious minerals to achieve fiscal strength based on the principle of Profit-People-Planet. Management continues to focus on achieving profit for its shareholders and the Company, while conducting business with utmost consideration and compassion for the people and for the protection of our planet earth and the environment.

VII. ISSUER’S EQUITY SECURITIES
        Pursuant to Section 3.0 and Section 21.155 of the Tennessee Business Organizations Code (BOC), the corporation has amended, altered and modified and pursuant to the corporations’ Provisions of its ByLaws as of March 1, 2014:

EQUITY SECURITIES	PAR VALUE	AUTHORIZED SHARES	ISSUED & OUTSTANDING SHARES
Common Stocks CUSIP # 395257 108 & CUSIP # 395257 207	$0.001 & $0.100	20,500,000,000 & 990,000,000	16,493,536,422 & 94,248,785
Preferred Stocks Super Voting Series “C”	$1.000	10,000,000	9,703,580

SECTION 5 GOVERNING BOARD OF DIRECTORS &OFFICERS

NAME	TITLE
Albert Tawanda Mavunga	CEO / President for U.S.A. & Africa
Judy T. Rola	CEO / Secretary-Treasurer for U.S.A. & as Philippines’ CEO
Jason Rollins	CIO / Vice President for U.S.A
Eng. Gil Salutim	Overall CEO/COO Vice-Chairman
Jorge Carpio Jr.	Chief Gold Mapper Philippines
Datu A. P. Coloso	Comptroller/Chairman

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENGOLD RAY ENERGIES, INC, TENNESSEE CORPORATION
 (Registrant)

Date  February 6, 2014

                                                                                                                                                                                                                                                                     Albert Tawanda Mavunga, CEO/President

                                                                                                                                                                                                                                                                     /s/ Albert T. Mavunga______
                                                                                                                                                                                     (Signature)

•	Print name and tile of the signing officer under his signature